Summary Prospectus March 30, 2017

Before you invest, you may want to review Tortoise North American Energy Independence Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated March 30, 2017, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://mutualfunds.tortoiseadvisors.com/fund-documents/.  You can also get this information at no cost by calling the Fund (toll-free) at 855-TCA-Fund (855-822-3863) or by sending an e-mail request to info@tortoiseadvisors.com.

Investment Objective
The investment objective of Tortoise North American Energy Independence Fund (the “Fund”) is total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Tortoise Funds.  Sales loads and waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “Shareholder Information - Class Descriptions” section of the Fund’s Statutory Prospectus on page 48.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class	C Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None(1)	None	1.00%(2)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class	C Class
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	5.43%	5.43%	5.43%
Total Annual Fund Operating Expenses	6.53%	6.28%	7.28%
Less: Expense Reimbursement(3)	(5.18)%	(5.18)%	(5.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	1.35%	1.10%	2.10%

(1)
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions.  If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of the shares redeemed at the time of redemption.

(2)
The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of the shares redeemed at the time of redemption.

(3)
Tortoise Capital Advisors, L.L.C. (the “Adviser”) has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) do not exceed 1.10% of the average daily net assets of the Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2018.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$705	$1,961	$3,179	$6,065
Institutional Class Shares	$112	$1,400	$2,656	$5,657
C Class Shares	$313	$1,677	$3,076	$6,302

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
C Class Shares	$213	$1,677	$3,076	$6,302

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2016, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of North American energy companies.  A company is considered a North American energy company if (i) it is organized under the laws of a country located in, or maintains its principal place of business in, North America and (ii) at least 50% of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”), or providing associated transportation, processing, storage, servicing and equipment.  In addition, the Fund will typically invest at least 70% of its total assets in securities of upstream energy companies.  A company is considered to be an upstream energy company if (i) at least 50% of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy production or refining as defined by the Standard Industrial Classification (“SIC”) system.

The Fund seeks to invest in a portfolio of equity securities of companies that provide access to North American oil and gas production growth, which supports energy independence. The Fund intends to focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and NGLs, and that generally have a strong presence in North American oil or gas reservoirs, including shale.  The Fund is non-diversified.

The Fund seeks to achieve its investment objective by investing primarily in equity securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, consisting of common stock, but also including, among others, MLP and limited liability company (“LLC”) common units; the equity securities issued by MLP affiliates, such as MLP I-Shares and common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in North American energy companies.

MLP common units represent an equity ownership interest in an MLP.  Some energy companies in which the Fund may invest are organized as LLCs which are treated in the same manner as MLPs for federal income tax purposes.  The Fund may invest in LLC common units which represent an ownership interest in the LLC.  Interests in MLP and LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation.

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I-Shares represent an indirect ownership interest in MLP common units issued by an MLP affiliate, which is typically a publicly traded LLC.  Securities of MLP affiliates also include publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of an MLP.

Pursuant to tax regulations, the Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships.  Issuers of MLP I-Shares are corporations and not partnerships for tax purposes.  As a result, MLP I-Shares are not subject to this limitation.

The Fund may write call options on securities, but will only do so on securities it holds in its portfolio (i.e., covered calls).

Under normal circumstances, the Fund may invest up to: (i) 20% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country; (ii) 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or judged by the Adviser to be of comparable credit quality; (iii) 15% of its net assets in illiquid securities; and (iv) 10% of its total assets in securities of any issuer.  The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security. The Fund will not have any duration or weighted average maturity restrictions.

Except for investments in illiquid securities, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.  To the extent that market value fluctuations cause illiquid securities held by the Fund to exceed 15% of its net assets, the Fund will take steps to bring the aggregate amount of illiquid securities back within the prescribed limitations as soon as reasonably practical.  Generally, this requirement does not obligate the Fund to liquidate a position where the Fund would incur a loss on the sale.

The Adviser seeks to invest in securities that offer attractive total returns over the long-term. The Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors.  Primary emphasis will be placed on proprietary models constructed and maintained by the Adviser’s in-house investment team, although the Adviser may use research provided by broker-dealers and investment firms. To determine whether a company meets the Adviser’s selection criteria, the Adviser generally looks for companies that have the following attributes: production volume growth potential of crude oil, natural gas or NGLs; substantial acreage interests in premier North American oil and gas reservoirs including shale; efficient asset operations; experienced, disciplined management teams; and total return potential.

Principal Investment Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk.  The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

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Adviser Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Concentration Risk.  The Fund’s strategy of focusing its investments in North American energy companies in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with a concentrated investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

Non-Diversified Fund Risk.  Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Equity Securities Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy companies in particular, or a particular company in which the Fund invests.

Foreign Securities Risk.  Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

MLP Risk.  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP.  Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes.  Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

MLP Affiliate Risk.  The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests, primarily depends on the performance of an MLP.  The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.  Securities of MLP I-Shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.

Debt Securities Risks.  Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk.  Credit risk is the risk that an issuer will default or fail to pay principal and interest when due.  Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities).  It is likely that in the near future there will be less governmental action to maintain low interest rates.  Rate increases resulting from this policy change could have a swift and significant negative impact on fixed income securities.  Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates.

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Below Investment Grade Debt Securities Risk.  Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk.  Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Large-Cap, Mid-Cap and Small-Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Investment Company and RIC Compliance Risk.  The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies and MLPs.  When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses.  The Fund may invest in MLPs which presents unusual challenges in qualifying each year as a “regulated investment company” (a “RIC”) under the Internal Revenue Code, which allows the Fund to avoid paying taxes at regular corporate rates on its income.  If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates.  The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.

Cybersecurity Risk.  Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses.  Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

Covered Call Option Risk.  If the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Moreover, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Illiquid/Restricted Securities Risk.  The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid securities may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.

Energy Industry Risk.  Companies in the energy industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry.  These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

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Who Should Invest
Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

•	An investment vehicle for accessing a portfolio of North American energy companies that generally have a strong presence in North American oil and gas reservoirs, including shale;
•	A traditional flow-through mutual fund structure with daily liquidity at NAV;
•	Simplified tax reporting through a Form 1099;
•	A fund offering the potential for total return;
•	A fund that may be suitable for retirement and other tax exempt accounts;
•	Potential diversification of their overall investment portfolio; and
•	Professional securities selection and active management by an experienced adviser.

The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers.  See “Shareholder Information – Buying Shares” and “– Redeeming Shares” of the Fund’s Statutory Prospectus.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the annual total returns from year to year for the Fund’s Institutional Class.  Following the bar chart is the Fund’s highest and lowest quarterly return during the periods shown in the bar chart.  The performance table that follows shows how the Fund’s average annual total returns over time compare with a broad-based market index and a more specialized sector index.  Fund returns shown in the performance table reflect the maximum sales charge of 5.75% for the Fund’s Investor Class and the contingent deferred sales charge of 1.00% during the one year period for the C Class.  Past performance (before and after taxes) will not necessarily continue in the future.  Updated performance is available at www.tortoiseadvisors.com or by calling 855-TCA-FUND (855-822-3863).

Calendar Year Total Returns as of December 31

Best Quarter	Worst Quarter
Q2 2016 20.77%	Q3 2015 (22.67)%

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Average Annual Total Returns for the periods ended December 31, 2016
	One Year	Since Inception (April 1, 2013)
Institutional Class
Return Before Taxes	51.09%	(1.15)%
Return After Taxes on Distributions	51.09%	(1.76)%
Return After Taxes on Distributions and Sale of Fund Shares	28.92%	(1.08)%
Investor Class
Return Before Taxes	42.11%	(2.92)%
C Class
Return Before Taxes	48.65%	(2.13)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	12.42%
Tortoise North American Oil & Gas Producers Index SM (1) (reflects no deduction for fees, expenses or taxes)	39.27%	(5.62)%
(1)
The Tortoise North American Oil & Gas Producers Index SM is a float-adjusted, capitalization weighted index of the North American energy companies primarily engaged in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs).

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  The after-tax returns are shown only for the Institutional Class and the after-tax returns for the other classes will vary to the extent they have different expenses.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than certain other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Investment Adviser and Investment Committee
Tortoise Capital Advisors, L.L.C. (the “Adviser”) is the Fund’s investment adviser. The Adviser’s Investment Committee is responsible for the management of the Fund’s portfolio. The Investment Committee oversees all portfolio management activities and determines the investment strategy for the Fund. The portfolio management team is responsible for implementing the strategy.

The Investment Committee members include H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack, Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr.  Mr. Birzer is the Chief Executive Officer and a Managing Director of the Adviser, and each of Messrs. Hamel, Malvey, Matlack, Kessens, Mick, Sallee and Thummel is a Managing Director of the Adviser.  Messrs. Birzer, Hamel, Malvey, and Matlack have each been members of the Investment Committee since 2002, and have managed the Fund since its inception in April, 2013. Messrs. Kessens, Mick, Sallee, and Thummel have each been members of the Investment Committee since June 30, 2015, and have been involved with managing the Fund since July 2013.

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Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise North American Energy Independence Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by contacting the Fund by telephone at 855-TCA-FUND (855-822-3863) or through a financial intermediary.  You may also purchase or redeem Fund shares via wire transfer.  The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class	C Class
Minimum Initial Investment	$2,500	$1,000,000	$2,500
Subsequent Minimum Investment	$100	$100	$100

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA.  For more information, please see “Tax Consequences” of the Fund’s Statutory Prospectus.  Distributions on investments made through tax-advantaged arrangements generally will be taxed later as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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